UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): June 29, 2009

EPOCH HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9728	20-1938886
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

640 Fifth Avenue, New York, NY	10019
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code: (212) 303-7200

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Epoch Investment Partners, Inc. (“EIP”), the sole operating subsidiary of Epoch Holding Corporation ("Epoch" or the "Company"), today announced that it has been appointed a sub-advisor to The MainStay Funds family of mutual funds.  EIP will sub-advise approximately $1.1 billion of assets in six existing portfolios which are managed by New York Life Investment Management LLC.

 A copy of the press release issued by the Company is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

99.1     Press Release dated June 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOCH HOLDING CORPORATION

By:	/s/ Adam Borak
Name: Adam Borak
Title: Chief Financial Officer

Date:  June 29, 2009